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                                                                    EXHIBIT 99.1



PRESS RELEASE

CONTACT:
David M. Sugishita
Chief Financial Officer
Synopsys, Inc.
650-584-4257


                       SYNOPSYS PRO FORMA REVENUE UP 25%;
                             PRO FORMA EPS JUMPS 35%

                       RECORD THIRD QUARTER RESULTS POSTED

MOUNTAIN VIEW, CALIFORNIA. JULY 22, 1999 - Synopsys Inc., today reported its third quarter results for the period ending July 3, 1999.

Revenue for the third quarter was $207.4 million, compared with pro forma revenue for the same period last year of $165.7 million, an increase of 25%. Pro forma net income, excluding unusual charges, was $47.6 million, or $0.65 per share, compared with pro forma net income of $33.6 million, or $0.48 per share, for the third quarter of fiscal 1998. This represents pro forma net income and earnings per share growth of 42% and 35%, respectively. Earnings before goodwill, which represents earnings per share on a fully diluted basis excluding unusual charges and amortization of goodwill, amounted to $0.67 per share, compared to $0.48 per share, for the third quarter of fiscal 1998, an increase of 40%. The third quarter fiscal 1998 pro forma amounts exclude the PCB/Systems business of Viewlogic Systems (divested on October 2, 1998) as well as unusual charges.

Revenue for the third quarter was $207.4 million, compared with $179.6 million for the same period last year without adjusting for the Viewlogic divestiture, an increase of 15%. Actual net income for the third quarter was $41.4 million or $0.56 per share, compared with net income of $33.8 million, or $0.48 per share for the third quarter of fiscal 1998.



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Revenue for the first nine months of fiscal 1999 was $577.8 million, compared with pro forma revenue for the same period last year of $481.7 million, an increase of 20%. Pro forma net income, excluding unusual charges, was $132.4 million or $1.81 per share, compared with pro forma net income of $85.7 million, or $1.24 per share for the same period last year. This represents pro forma net income and earnings per share growth of 54% and 46%, respectively. Earnings before goodwill amounted to $1.85 per share, compared to $1.24 per share, for the same period last year. The nine months of fiscal 1998 pro forma amounts exclude the PCB/Systems business of Viewlogic Systems as well as unusual charges.

Revenue for the first nine months of fiscal 1999 was $577.8 million, compared with $523.9 million for the same period last year without adjusting for the Viewlogic divestiture, an increase of 10%. Actual net income for the first nine months of fiscal 1999, including unusual charges, was $108.4 million or $1.48 per share, compared with $52.4 million or $0.76 per share for the same period last year.

During the course of the third quarter, Synopsys acquired Stanza Systems, Inc., a privately held company with physical layout editor expertise and technology. Stanza is located in the greater Silicon Valley area. The acquisition will provide Synopsys with layout editing technology to be used in delivering further comprehensive physical verification solutions to its customers. A portion of the purchase price was allocated to in-process research and development and charged to operations.

About Synopsys
Synopsys, Inc., (NASDAQ: SNPS) is a leading supplier of electronic design automation (EDA) solutions to the global electronics market. The company provides comprehensive design technologies to creators of advanced integrated circuits, electronic systems, and systems on a chip. Synopsys also provides consulting services and support to its customers to streamline the overall design process and accelerate time to market. News and information are available at http://www.synopsys.com.



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This release, other than historical information contained herein, may consist of forward-looking statements that involve risks and uncertainties. The results implied by these statements may differ materially from actual future events or results. Factors which could cause results to differ from those projected herein include: failure of the company to successfully integrate Stanza and to develop products based on its technology, failure of the technology acquired by the company to perform as anticipated, and potential challenges to the company's charge for in-process research and development recorded in connection with its acquisition of Stanza. Readers are referred to documents filed by Synopsys with the Securities and Exchange Commission, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.

                                       ###

   Synopsys is a registered trademark of Synopsys, Inc. All other trademarks mentioned in this release are the intellectual property
                           of their respective owners.



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                                 SYNOPSYS, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME (1)
                      (in thousands, except per share data)
                                   (unaudited)

                                                    THREE MONTHS ENDED        NINE MONTHS ENDED
                                                         JUNE 30,                  JUNE 30,
                                                  ---------------------     ---------------------
                                                    1999       1998 (2)       1999       1998 (2)
                                                  --------     --------     --------     --------
Revenue:
    Product                                       $131,945     $102,036     $358,584     $315,524
    Service                                         75,415       77,570      219,188      208,399
                                                  --------     --------     --------     --------
        Total revenue                              207,360      179,606      577,772      523,923
                                                  --------     --------     --------     --------
Cost of revenue:
    Product                                         10,897        8,898       26,803       25,991
    Service                                         19,389       14,428       49,881       42,117
                                                  --------     --------     --------     --------
        Total cost of revenue                       30,286       23,326       76,684       68,108
                                                  --------     --------     --------     --------
Gross margin                                       177,074      156,280      501,088      455,815
                                                  --------     --------     --------     --------
Operating expenses:
    Research and development                        41,861       38,218      121,979      115,126
    Sales and marketing                             59,145       58,403      173,199      181,857
    General and administrative                      12,450       11,553       34,415       36,097
    Amortization of goodwill                         2,961           --        4,431           --
    Merger-related and other costs                      --        3,121           --       51,009
    In-process research and development
      and other costs                                4,909           --       21,176        4,191
                                                  --------     --------     --------     --------
        Total operating expenses                   121,326      111,295      355,200      388,280
                                                  --------     --------     --------     --------
Operating income                                    55,748       44,985      145,888       67,535
Other income, net                                    9,398        6,710       27,590       18,070
                                                  --------     --------     --------     --------
Income before provision for income taxes
    and extraordinary item                          65,146       51,695      173,478       85,605
Provision for income taxes                          23,791       17,861       65,111       35,086
                                                  --------     --------     --------     --------
Net income before extraordinary item                41,355       33,834      108,367       50,519
Extraordinary item, net of income tax expense           --           --           --        1,869
                                                  --------     --------     --------     --------
Net income                                        $ 41,355     $ 33,834     $108,367     $ 52,388
                                                  ========     ========     ========     ========
Basic earnings per share:
    Net income before extraordinary item          $   0.58     $   0.50     $   1.55     $   0.76
    Extraordinary item                                  --           --           --         0.03
                                                  --------     --------     --------     --------
    Net income                                    $   0.58     $   0.50     $   1.55     $   0.79
                                                  ========     ========     ========     ========
    Weighted average common shares                  70,738       67,114       70,046       66,108
                                                  ========     ========     ========     ========
Diluted earnings per share:
    Net income before extraordinary item          $   0.56     $   0.48     $   1.48     $   0.73
    Extraordinary item                                  --           --           --         0.03
                                                  --------     --------     --------     --------
    Net income                                    $   0.56     $   0.48     $   1.48     $   0.76
                                                  ========     ========     ========     ========
    Weighted average common shares
      and equivalents                               73,694       70,349       73,183       69,173
                                                  ========     ========     ========     ========

(1) The Company has a 52 week fiscal year for 1999 while fiscal year 1998 was a 53 week year. For presentation purposes, all financial statements refer to the quarter's calendar month end.

(2) Amounts and per share data for the periods presented have been retroactively restated to reflect the merger with Everest Design Automation, Inc.



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                                 SYNOPSYS, INC.

                    CONDENSED CONSOLIDATED BALANCE SHEETS (1)
                                 (in thousands)
                                   (unaudited)

                                                         JUNE 30,          SEPTEMBER 30,
                                                           1999              1998 (2)
                                                       -----------         ------------
ASSETS
Current assets:
    Cash and short-term investments                    $   645,180         $   604,630
    Accounts receivable, net                               157,557             126,336
    Prepaid expenses, deferred taxes and other              48,840              42,461
                                                       -----------         -----------
      Total current assets                                 851,577             773,427

Property and equipment, net                                123,790              99,998
Long-term investments                                       53,469              38,265
Intangible assets, net                                      58,251              19,883
Other assets                                                25,313              20,060
                                                       -----------         -----------
        Total assets                                   $ 1,112,400         $   951,633
                                                       ===========         ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable and accrued liabilities           $   101,561         $   117,412
    Current portion of long-term debt                        8,665               7,783
    Accrued income taxes                                    40,470              50,313
    Deferred revenue                                        89,689              93,160
                                                       -----------         -----------
      Total current liabilities                            240,385             268,668
                                                       -----------         -----------

Long-term debt                                              11,446              13,138
Deferred compensation                                        9,183               4,886
Stockholders' equity:
    Capital stock                                          526,571             424,654
    Retained earnings                                      344,176             240,465
    Treasury stock, at cost                                (27,739)            (11,184)
    Accumulated other comprehensive income                   8,378              11,006
                                                       -----------         -----------
      Total stockholders' equity                           851,386             664,941
                                                       -----------         -----------
        Total liabilities and stockholders' equity     $ 1,112,400         $   951,633
                                                       ===========         ===========


(1) The Company has a 52 week fiscal year for 1999 while fiscal year 1998 was a 53 week year. For presentation purposes, all financial statements refer to the quarter's calendar month end.

(2) Amounts for the period presented have been retroactively restated to reflect the merger with Everest Design Automation, Inc.



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                                 SYNOPSYS, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (1)
                      (in thousands, except per share data)
                                   (unaudited)

                                               THREE MONTHS ENDED        NINE MONTHS ENDED
                                                    JUNE 30,                  JUNE 30,
                                             ---------------------     ---------------------
                                             1999 (2)     1998 (3)     1999 (2)     1998 (3)
                                             --------     --------     --------     --------
Revenue:
    Product                                  $131,945     $ 96,137     $358,584     $298,425
    Service                                    75,415       69,538      219,188      183,299
                                             --------     --------     --------     --------
        Total revenue                         207,360      165,675      577,772      481,724
                                             --------     --------     --------     --------
Cost of revenue:
    Product                                    10,897        8,074       26,803       23,159
    Service                                    19,389       13,271       49,881       38,117
                                             --------     --------     --------     --------
        Total cost of revenue                  30,286       21,345       76,684       61,276
                                             --------     --------     --------     --------
Gross margin                                  177,074      144,330      501,088      420,448
                                             --------     --------     --------     --------
Operating expenses:
    Research and development                   41,861       35,620      121,979      106,910
    Sales and marketing                        59,145       53,491      173,199      167,970
    General and administrative                 12,450       10,591       34,415       33,026
    Amortization of goodwill                    2,961           --        4,431           --
                                             --------     --------     --------     --------
        Total operating expenses              116,417       99,702      334,024      307,906
                                             --------     --------     --------     --------
Operating income                               60,657       44,628      167,064      112,542
Other income, net                               9,398        6,710       27,590       18,050
                                             --------     --------     --------     --------

Income before provision for income taxes       70,055       51,338      194,654      130,592
Provision for income taxes                     22,418       17,739       62,289       44,880
                                             --------     --------     --------     --------
Net income                                   $ 47,637     $ 33,599     $132,365     $ 85,712
                                             ========     ========     ========     ========
Basic earnings per share:
    Net income                               $   0.67     $   0.50     $   1.89     $   1.30
                                             ========     ========     ========     ========
    Weighted average common shares             70,738       67,114       70,046       66,108
                                             ========     ========     ========     ========
Diluted earnings per share:
    Net income                               $   0.65     $   0.48     $   1.81     $   1.24
                                             ========     ========     ========     ========
    Weighted average common shares
      and equivalents                          73,694       70,349       73,183       69,173
                                             ========     ========     ========     ========
Earnings before goodwill (4)                 $   0.67     $   0.48     $   1.85     $   1.24
                                             ========     ========     ========     ========

(1) The Company has a 52 week fiscal year for 1999 while fiscal year 1998 was a 53 week year. For presentation purposes, all financial statements refer to the quarter's calendar month end.

(2) Amounts and per share data for the periods presented exclude in-process research and development.

(3) Amounts and per share data for the periods presented have been retroactively restated to reflect the merger with Everest Design Automation, Inc. Amounts exclude the results of the PCB/Systems business of Viewlogic Systems, Inc., merger-related costs, in-process research and development and extraordinary items.

(4) Earnings before goodwill for the three and nine months ended July 3, 1999 were $49.7 million and $135.4 million. The tax effected goodwill for the three and nine months ended July 3, 1999 were $2.0 million and $3.0 million.



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